Stock Option Plans	12 Months Ended
Dec. 31, 2011
Stock Option Plans
Note 15:	Stock Option Plans

The Jacksonville Savings Bank and Jacksonville Bancorp, MHC 1996 Stock Option Plan was adopted on April 23, 1996 and is administered by the Board of Directors.  A total of 83,625 shares of common stock were reserved and awarded under the Plan.  Awards expire ten years after the grant date and are exercisable at a price of $8.83 per share.  In 2004, 5,600 shares related to this plan were reissued at a price of $14.00 per share.  The Jacksonville Savings Bank 2001 Stock Option Plan was adopted on April 30, 2001 and is administered by the Stock Benefits Committee.  A total of 87,100 shares of common stock were reserved and awarded under the Plan during 2001 that expire ten years after the grant date and are exercisable at a price of $10.00 per share.  No shares were granted during 2011 or 2010.

The fair value of each option award is estimated on the date of grant using a binomial option valuation model that uses the assumptions noted in the following table.  Expected volatility is based on historical volatility of the Company’s stock and other factors.  The Company uses historical data to estimate option exercise and employee termination within the valuation model; separate groups of employees that have similar historical exercise behavior are considered separately for valuation purposes.  The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding; the range given below results from certain groups of employees exhibiting different behavior.  The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

A summary of option activity under the Plan as of December 31, 2011 and 2010, and changes during the years then ended, is presented below:

	2011
	Shares	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding, beginning of year	33,382	$10.52
Exercised	(21,661)	9.98
Forfeited or expired	(7,217)	9.98

Outstanding, end of year	4,504	$13.98	2.50	$—

Exercisable, end of year	4,504	$13.98	2.50	$—

The aggregate intrinsic value of options outstanding and exercisable at the end of the year 2011 excludes 4,504 shares that are exercisable at a price of $13.98 per share and were antidilutive.
	2010
	Shares	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding, beginning of year	33,345	$10.54
Adjustment for second step conversion	37	9.98
Exercised	—	—
Forfeited or expired	—	—

Outstanding, end of year	33,382	$10.52	0.76	$7,517

Exercisable, end of year	33,382	$10.52	0.76	$7,517

The aggregate intrinsic value of options outstanding and exercisable at the end of the year 2010 excludes 4,504 shares that are exercisable at a price of $14.00 per share and were antidilutive.

The total intrinsic value of options exercised during the year ended December 31, 2011 was $63,683.  There were no shares exercised during 2010.

As of December 31, 2011, there was no unrecognized compensation cost related to nonvested share-based compensation arrangements granted under the Plan.  The total fair value of shares vested during the years ended December 31, 2011 and 2010, was $0.